UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

J.P. Morgan Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-265588	87-3439916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Park Avenue 9th Floor
New York, New York		10172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 270-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sale of Equity Securities.

On December 1, 2023, J.P. Morgan Real Estate Income Trust, Inc. (the "Company"), pursuant to the Company's distribution reinvestment plan, issued 2,382 and 1,537 Class E and Class I shares at a price per share of $10.98 and $10.56 to accredited investors for an aggregate purchase price of $0.03 million and $0.02 million, respectively.

On January 2, 2024, pursuant to the Company's distribution reinvestment plan, the Company issued 2,471 and 1,575 Class E and Class I shares at a price per share of $10.71 and $10.34 to accredited investors for an aggregate purchase price of $0.03 million and $0.02 million, respectively.

On January 2, 2024, the Company issued 79,155, 78,594 and 235,831 of unregistered Class E, Class I and Class Y shares of common stock at a price per share of $10.71, $10.34 and $10.88 to accredited investors in a private placement for an aggregate purchase price of $0.8 million, $0.8 million and $2.6 million, respectively. The aggregate commissions paid in connection with the sale of Class Y shares were $0.04 million.

On February 1, 2024, pursuant to the Company's distribution reinvestment plan, the Company issued 2,731, 1,855 and 137 Class E, Class I and Class Y shares at a price per share of $10.65, $10.29 and $10.65 to accredited investors for an aggregate purchase price of $0.03 million, $0.02 million and $1.5 thousand, respectively.

On February 1, 2024, the Company issued 197,514, 189,956 and 84,488 of unregistered Class E, Class I and Class Y shares of common stock at a price per share of $10.65, $10.29 and $10.87 to accredited investors in a private placement for an aggregate purchase price of $2.1 million, $2.0 million and $0.9 million, respectively. The aggregate commissions paid in connection with the sale of Class Y shares were $0.02 million.

The transactions described above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) and Regulation D thereof because they were not part of any public offering and did not involve any general solicitation or general advertising.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Real Estate Income Trust, Inc.

Date:	February 7, 2024	By:	/s/ Lawrence A. Goodfield, Jr.
Lawrence A. Goodfield, Jr. Chief Financial Officer and Treasurer